Filed with the Securities and Exchange Commission on November 20, 2015

1933 Act Registration File No.  333-206240
1940 Act File No. 811- 23084
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[		]
Pre-Effective Amendment No.	2	[	X	]
Post-Effective Amendment No.				]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[		]
Amendment No.	2	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 765-6620

John Hedrick, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:
Marco Adelfio
Goodwin Procter LLP 901 New York Avenue, NW Washington, DC 20001

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

 Immediately upon filing pursuant to paragraph (b)
 On (date) pursuant to paragraph (b)
 60 days after filing pursuant to paragraph (a)(1)
 On (date) pursuant to paragraph (a)(1)
 75 days after filing pursuant to paragraph (a)(2)
 On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion—Dated November 20, 2015

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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PROSPECTUS
___________________
[  ], 2015

Weiss Alternative Balanced Risk Fund

Class	A	(not available for purchase)
Class	C	(not available for purchase)
Class	I	WEISX
Class	K	WEIKX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SUMMARY SECTION

Investment Objectives

The investment objective of Weiss Alternative Balanced Risk Fund (the “Fund”) is to seek to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest, in the future, at least $50,000 in the Fund. More information about these and other discounts is available in the section entitled “Choosing a Share Class: Class A Shares,” on page 23 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class K
Management Fees	1.60%	1.60%	1.60%	1.60%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses(3)
Dividends and Interest on Short Positions	1.00%	1.00%	1.00%	1.00%
Shareholder Servicing Fees	0.10%	0.25%	0.10%	None
All other expenses	0.60%	0.60%	0.60%	0.60%
Total Other Expenses	1.70%	1.85%	1.70%	1.60%
Acquired Fund Fees and Expenses(3), (4)	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	3.63%	4.28%	3.38%	3.28%
Less Fee Waiver and/or Expense Reimbursement(5)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Net Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.58%	4.23%	3.33%	3.23%

(1) A 1.00% contingent deferred sales charge (“CDSC”) is generally imposed on Class A purchases of $1 million or more that are redeemed within 18 months after purchase.
(2) A 1.00% CDSC will be imposed on Class C shares redeemed within 12 months of purchase.
(3) Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.
(4)        Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies.  The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) which only reflect the direct operating expenses incurred by the Fund.

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(5)          Weiss Multi-Strategy Advisers LLC (the “Adviser”) has agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of any taxes, acquired fund fees and expenses, leverage interest, redemption fees, front-end or contingent deferred loads, dividends and interest on short positions, brokerage fees (including commissions, mark-ups and mark-downs),  annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, swap fees and expenses, or other extraordinary expenses, such as litigation, not incurred in the ordinary course of  the Fund's business to 2.50%, 3.15%, 2.25%, and 2.15% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. To the extent that the Adviser waives its management fee and/or reimburses the Fund for other ordinary operating expenses, it may seek the recoupment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. The expense limitation and/or fee waiver agreement is in effect through February 28, 2017, and may be terminated only with the approval of the Board of Trustees

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
Class A	$991	$1,596
Class C	$525	$1,293
Class I	$336	$1,034
Class K	$326	$1,005

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$891	$1,596
Class C	$425	$1,293
Class I	$336	$1,034
Class K	$326	$1,005

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal period as of the date of this Prospectus.

Principal Investment Strategies

The Fund employs a balanced risk allocation strategy by investing in (1) a “long-only” portfolio of equity securities (the “equity component”), (2) a “long-only” portfolio of debt securities (i.e. the “bond component”), and (3) a diversified, multi-strategy “long/short” portfolio that will include equity securities, debt securities, and/or derivatives (the “long/short component”). The Fund’s equity and bond components consist only of securities purchased with the objective of seeking an increase in the underlying prices of such securities. The portion of the Fund’s overall portfolio comprised of debt securities, which are held in the bond and long/short components, will, under normal market conditions, have a weighted average maturity that exceeds 9 years and will consist primarily of investment-grade debt securities with an average credit rating in excess of “A” by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Rating Organization. The Fund may also invest in below-investment grade debt securities (also referred to as high yield debt securities or “junk” bonds).

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The Fund’s long/short component consists of a combination of “long” securities purchased that seek to benefit from an increase in the underlying prices of such securities and “short” securities sold that seek to benefit from a decrease in the underlying prices of such securities.  The Fund’s long/short component may be characterized by sector focus, geographic definition, quantitative method, event orientation or some other dominant characteristic.  The strategies employed and the allocation among them will vary over time.  The common attribute of these strategies is a long/short investment approach whereby various securities or instruments are held long and others are sold short.  The Adviser, therefore, applies moderate leverage (i.e., borrowed capital to increase investment exposure) to the long/short component in an effort to enhance absolute returns.  In addition, in order to take advantage of certain opportunities in the securities markets, the Fund may engage in active and frequent trading with respect to the long/short component.

The Adviser seeks to allocate assets to each of the three components based on the Adviser’s assessment of each component’s expected contribution to the Fund’s overall portfolio risk. The Adviser utilizes the historical price return and volatility (among other proprietary measures) of each component in order to estimate a component’s risk contribution.  Although there is no requirement to invest a specific percentage of the Fund’s assets in a particular component, it is generally expected that a larger percentage of the Fund’s assets will be allocated to low risk asset classes (i.e. those that comprise the bond component) than to higher risk asset classes (i.e. those that comprise the equity component).  Given that the Adviser seeks to allocate assets to each individual component according to its risk contribution (as measured by its historical price return and volatility), the Fund’s allocation of assets to each of the equity component, the bond component, and the long/short component can fluctuate widely.

The equity securities that comprise the Fund’s equity and long/short components may at any time include positions in U.S. or non-U.S. common, preferred or convertible securities of any market capitalization throughout the world, including emerging markets countries; securities of other investment companies, including exchange-traded funds (“ETFs”); and depositary receipts, including American Depositary Receipts (“ADRs”). The debt securities that comprise the Fund’s bond and long/short components may include corporate debt securities, bonds (including inflation-indexed bonds), notes or other debentures, U.S. Government and foreign government securities, high yield or junk bonds and ETFs.  In addition, the long/short component may invest in derivative instruments, including swaps, interest rate swaps, options or index options (e.g., calls and puts may be purchased or written), futures contracts, and forward contracts.  The Fund’s derivative instruments are used to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and to hedge against market movements.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money.   The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

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Allocation Risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objectives. Although the Fund will pursue its objectives by allocating investment risks (measured by price return and volatility expectations) across asset classes that may react differently to various environments, there is no guarantee that it will be successful. The Fund may be unsuccessful in allocating risk effectively. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objectives.

Debt securities risks.

Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due.  As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the economic, social or political conditions that affect a particular issuer or counterparty, or type of security or other instrument can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: The risk that debt instruments will change in value (either positively or negatively) because of changes in interest rates.

Prepayment risk: The risk that the issuer of a debt security repays all or a portion of the principal prior to the security's maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.

Depositary receipts risk. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Derivatives risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that correlates precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The following derivative instruments are also subject to the additional risks described below.

Counterparty risk. The risk that the Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty.  To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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Futures and Forwards Risk. . In addition to the risks described above, such as leverage and correlation risk, the Fund’s use of futures and forwards contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In addition, while futures and forwards contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap Risk. The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive government regulation. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swap Risk.  The Fund may enter into derivatives called interest rate swaps. Risks associated with interest rate swaps include changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Equity issuer risk. The risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

Focused investment risk. A fund that invests a substantial portion of its assets in a particular market, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of a fund that has focused investments is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, region or sector.

Foreign investing risk. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign investing risk includes the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments.  If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.  To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

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Emerging market country risk. The risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

Foreign currency risk. The risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

High yield debt securities (“junk” bond) risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Inflation-indexed bond risk. The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Large shareholder risk.  The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Leveraging risk. The risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

Limited operating history risk. The risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Market capitalization risk. The Fund may invest in securities of any market capitalization.

Large capitalization risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium and small capitalization risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

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Market risk. The risk that the market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so and, potentially, at unfavorable prices.  Certain securities may be difficult to value during such periods.  These risks may be heightened for debt securities due to the current historically low interest rate environment.

Other investment company and ETF risk. The risk that an investment company, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. In addition, ETFs may trade at a premium or discount to the underlying securities NAV, which could impact the value of a shareholder’s investment.

Portfolio management risk. The risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

Portfolio turnover risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

Short position risk. The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

Sovereign debt obligations risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

U.S. Government securities risk. The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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Performance Information

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Adviser

Weiss Multi-Strategy Advisers LLC is the Adviser to the Fund.

Portfolio Managers

The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Managers	Position with the Adviser	Length of Service to the Fund
Jordi Visser Charles S. Crow IV Edward Olanow	President and Chief Investment Officer Quantitative Analyst Vice President	Since inception in 2015 Since inception in 2015 Since inception in 2015

Purchase and Sale of Fund Shares

You may purchase or redeem shares by mail (Weiss Alternative Balanced Risk Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 866-530-2690, or by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Class A and Class C shares are not currently available for purchase.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A (not available for purchase)	$5,000	$1,000
Class C (not available for purchase)	$5,000	$1,000
Class I	$250,000	$1,000
Class K	$2,000,000	$1,000

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES AND POLICIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESMENT OBJECTIVES, STRATEGY AND POLICIES

The Fund’s investment objective is to seek to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders, upon 60 days’ written notice to shareholders.

The Fund employs a balanced risk allocation strategy by investing (1) a “long-only” equity component, (2) a “long-only” bond component, and (3) a “long/short component.” The Fund’s equity and bond components consist only of securities purchased with the objective of seeking an increase in the underlying prices of such securities.

The long/short component may be characterized by sector focus, geographic definition, quantitative method, event orientation or some other dominant characteristic.  The strategies employed and the allocation among them will vary over time.  The common attribute of these strategies is a long/short investment approach whereby various securities or instruments are held long with the goal that, over time, the Fund may realize a benefit from an increase in the underlying prices of such securities, and others are sold short in an effort to realize a benefit from a decrease in the underlying price of such securities (i.e. a security is borrowed from a lender and sold in the marketplace for one price with the expectation that it can later be re-purchased at a lower price before it is returned to the lender).  In addition, the Fund may engage in active and frequent trading with respect to the long/short component which could result in an overall portfolio turnover rate that exceeds 100%.

The Adviser seeks to allocate assets to each of the three components based on its assessment of each components expected contribution to overall portfolio risk in order to achieve its investment objective. The Adviser is not required to adhere to any specific percentage allocations to a particular component, however, it is expected that allocations made to low risk asset classes, such as those that will comprise the bond component, will be larger than allocations that are made to higher risk asset classes, such as those that will comprise the equity component.  Because the Adviser seeks to allocate assets to each individual component according to its risk contribution (as measured by its historical price return and volatility), the Fund’s allocation to each of the equity component, the bond component, and the long/short component can fluctuate widely.  Because past performance and volatility are unlikely to accurately predict future performance and volatility, allocations to the equity, bond, and long/short components may not achieve the expected performance and volatility results.

The Adviser’s investment personnel are organized by investment strategy, and each investment strategy in the long/short component is managed by a team composed of investment professionals dedicated to that strategy. Specific investment selections for a strategy are made by members of the strategy team.  The Adviser’s investment committee determines the allocations of the Fund’s assets to each investment strategy in the long/short component.

The diversification among investment strategies in the long/short component, the expertise of the investment teams, and the constraints on market exposure are intended to seek to produce returns on an absolute basis with reduced downside risk over the long term.  The Adviser applies moderate leverage, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to the long/short component in order to exploit the long/short relationship and seek to enhance returns. To the extent the Adviser utilizes leverage, it complies with SEC guidelines, including, as necessary, by designating on its books or maintaining in a separate account, cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to each Fund’s exposure and will be marked to market daily (i.e., the market value of the assets must equal the current value of the obligation).  Permissible liquid assets will be added to the segregated account if the total value of the account falls below the current value of the obligations incurred.

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The Fund’s equity securities that comprise the Fund’s equity and long/short components may at any time include positions in U.S. or non-U.S. common, preferred or convertible securities of any market capitalization throughout the world, including emerging markets countries; securities of other investment companies, including ETFs and depositary receipts, including ADRs. The debt securities that comprise the Fund’s bond and long/short components may include corporate debt securities, bonds (including inflation-indexed bonds), notes or other debentures, U.S. Government and foreign government securities, high yield or junk bonds, and ETFs. In addition, the long/short component may invest in derivative instruments, including swaps, interest rate swaps, options or index options (e.g. calls and puts may be purchased or written), futures contracts, and forward contracts.  The Fund’s derivative instruments are used to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and to hedge against market movements.

Temporary Investments. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objectives and principal investment strategies and invest, without limitation, in cash or cash equivalents.

RISK FACTORS

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. The following provides additional information regarding the principal risks that could affect the value of your investment:

Allocation Risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. Although the Fund will pursue its objective by allocating investment risks (measured by price return and volatility expectations) across asset classes that may react differently to various environments, there is no guarantee that it will be successful. The Fund may be unsuccessful in allocating risk effectively. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.

Debt securities risks. Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit risk: refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as junk bonds), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a debt security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

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Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: refers to the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Depositary Receipts Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. When the Fund invests in a depositary receipt as a substitute for or alternative to an investment directly in the underlying shares, the Fund is exposed to the risk that the depositary receipt may not provide a return that corresponds precisely with that of the underlying investment.

Derivatives risk (including forward contracts, futures, options and swaps). The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser.

The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may affect the amount, the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

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The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, that Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Counterparty risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to the Fund in respect of the counterparty’s obligations to the Fund or that the Fund has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Futures and Forwards Risk.  The Fund’s use of futures and forward contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures or forwards contract and price movements of investments for which futures or forwards are used as a substitute, or which futures or forwards are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures or forwards contract as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures or forwards and price movements in underlying securities. While futures and forwards contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures or forwards contracts at a time which is advantageous. The successful use of futures and forwards depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures or forwards strategy adopted will succeed.

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Swap Risk.   Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swap Risk.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Interest rate swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

Options Risk.  Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. There may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Equity issuer risk. The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various debt investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

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Focused investment risk. A fund that invests a substantial portion of its assets in a particular market, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of a fund that has focused investments is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, region or sector often react similarly to specific economic, market, regulatory, or political developments.

To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.  In addition, the limited number of issuers in which the Fund invests may provide the Fund exposure to substantially the same market, country, region, group of countries, asset class or sector, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign investing risk.  Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates or by unfavorable currency regulations imposed by foreign governments.

Emerging market country risk. Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls.  In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Foreign currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

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The Fund may use derivatives to acquire positions in currencies the values to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

High yield debt securities (“junk” bond) risk. Below investment grade-debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Inflation-indexed bond risk. The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks, described above.

Large shareholder risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging risk. Certain transactions and the use of some derivatives, can result in leverage. In addition, the Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital.

The types of derivative instruments the Fund may use to obtain leverage will require the Fund to make payments to its counterparties from time to time and may adversely affect the Fund’s ability to manage the portion of the Fund invested in debt securities. It may also require the Fund to liquidate its debt instrument holdings at disadvantageous times and prices.

Limited operating history risk. The Fund is newly formed and has no operating history for investors to evaluate. As such, the Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Market capitalization risk. Stocks fall into three broad market capitalization categories — large, medium and small. The Fund that invests substantially in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

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Large capitalization risk. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium and small capitalization risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies.

Market risk. The Fund may invest in securities of any market capitalization. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and at potentially unfavorable prices.  Securities may be difficult to value during such periods. These risks may be heightened for debt securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds.  Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

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Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Other investment company and ETF risk. Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses, which may include performance fees that could be substantial (such as certain non-registered investment companies that may charge up to 20% or more of the gains on the Fund’s investments). An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. In addition, ETFs may trade at a premium or discount to the underlying securities’ NAV, could impact the value of a shareholder’s investment.

Portfolio management risk. Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Portfolio turnover risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes either the securities no longer meet its investment criteria or for other reasons.  The Fund’s portfolio turnover rate may vary from year to year.  A high portfolio turnover rate (100% or more) increases a Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if a Fund had lower portfolio turnover.

Prepayment risk. Many types of debt securities, including floating rate loans and mortgage-related securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially certain loans and mortgage-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

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Securities or sector selection risk. The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly.  Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short position risk. The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

Sovereign debt obligations risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior  securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.

U.S. Government securities risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives.  On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S.  The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt.  These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself.  The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.  The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 866-530-2690 and on the SEC’s website at www.sec.gov. In addition, the Fund will make its top ten portfolio holdings information publicly available by posting the information on the Fund’s website www.gweiss.com/Solutions/Mutual-Funds/ within fifteen business days of each quarter end.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Weiss Multi-Strategy Advisers LLC, located at 320 Park Avenue, New York, NY, has been a registered investment adviser since March 2010. The Adviser acts as a discretionary investment adviser to a number of private investment funds organized by the Adviser, as well as to a number of managed accounts owned by institutional investors over which it exercises sole investment discretion. The Adviser is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of the Adviser’s employees also own minority interests in GWA, LLC. As the investment adviser to the Fund, the Adviser oversees the provision of all management, administration, investment advisory and general services for the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive a fee at an annual rate of 1.60% of the average daily net assets of the Fund. This agreement will continue in effect until February 28, 2017, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.

In addition, the Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund until at least February 28, 2017 to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, acquired fund fees and expenses, interest on borrowing, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, or other extraordinary expenses not incurred in the ordinary course of  the Fund's business) will not exceed 2.50%, 3.15%, 2.25%, and 2.15% of the daily average net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the fees have been waived or reimbursed) within the expense limitation in place at the time such amounts were waived or reimbursed.

A discussion describing the Board’s initial approval of the Investment Advisory Agreement between the Adviser and the Trust will be available in the Fund’s Semi-Annual Report to shareholders dated April 30, 2016.

PORTFOLIO MANAGERS

Jordi Visser joined the Adviser in 2005. Prior to that, he was the founding managing partner of Anchor Point Asset Management, a global macro fund, where he was responsible for the investment process, investment decisions and risk management. A former managing director at Morgan Stanley, Mr. Visser traded various global equity derivative books for nine years after spending two initial years as a controller. He opened the Morgan Stanley Office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997-98 emerging market crisis. Upon his return to New York in 1999, he managed a multi-billion dollar notional index option portfolio and was a member of the Equity Division Risk Committee. He is a magna cum laude graduate of Manhattan College and a board member of the School of Business at Manhattan College.

Charles S. Crow IV, Quantitative Analyst, joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Sales & Trading at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and long/short investment strategies. Prior to joining Morgan Stanley in 2007, Mr. Crow designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in  Princeton, NJ. In addition, he has authored and co-authored numerous professional publications within the quantitative space, as well as academic articles in the Operations Research Journal (INFORMS) and the Johns Hopkins Undergraduate Research Journal. He received his MS degree in Operations Research from Columbia University and BS degree in Computer Science from Johns Hopkins University.

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Edward Olanow, Vice President, joined the Adviser in 2005. Currently, he is a member of the portfolio management team for the Weiss Alpha Balanced Risk Fund. Prior to that, he worked as a member of the Macro strategy team for nine years and was responsible for fundamental and quantitative research, as well as algorithmic trade management. Prior to joining the Adviser, Mr. Olanow spent two years at Anchor Point Asset Management as a quantitative analyst. Mr. Olanow began his investment career as a research analyst with Citibank Global Asset Management. He holds a BA in Economics from Emory University.

Jordi Visser is the Adviser’s President & Chief Investment Officer. He oversees the Fund and the team’s investment management process. Edward Olanow is responsible for investment management for the Fund, as well as its trading. Charles Crow is also responsible for investment management for the Fund, as well as the quantitative methodologies used by the Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

ADDITIONAL PAYMENTS TO DEALERS

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediaries. Cash compensation may also be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediaries provide shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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SHAREHOLDER INFORMATION

HOW TO PURCHASE SHARES OF THE FUND

Minimum Investment

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below. Class A and Class C shares are not currently available for purchase.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$5,000	$1,000
Class C	$5,000	$1,000
Class I	$250,000	$1,000
Class K	$2,000,000	$1,000

Except with respect to the Class K shares, minimum initial and subsequent purchase amounts may be reduced or waived by the Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, employees of the Adviser and its affiliates and their family members, investment advisory clients of the Adviser, and current or former Trustees of the Trust and their family members.  Certain financial intermediaries also may have investment minimums, which may differ from the Fund's minimums, and may be waived at the intermediaries' discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Choosing a Share Class

This Prospectus describes four classes of shares offered by the Fund: Class A, Class C, Class I and Class K.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment amounts.  Each class of shares of the Fund represents an interest in the Fund’s portfolio of investments.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares. Class A shares of the Fund are not yet available for purchase. Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution fees) of 0.25% of average daily net assets and shareholder servicing fees of 0.10% of the average daily net assets, which is assessed against the shares of the Fund.

When available, if you purchase Class A shares of the Fund you will pay the offering price which is the NAV next determined after your order is received by either the Fund’s transfer agent or a financial intermediary, plus a front-end sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the offering price is lower for these purchases.  The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

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Investment Amount	Front-end Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $50,000	5.50%	5.82%	5.50%
$50,000 to $99,999	4.75%	4.99%	4.75%
$100,000 to $249,999	3.75%	3.90%	3.75%
$250,000 to $499,999	3.00%	3.09%	3.00%
$500,000 to $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more (2)	0.00%	0.00%	0.00%

(1)
The offering price includes the front-end sales charge.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within 18 months from the date of purchase.  For purposes of calculating the CDSC, the start of the 18-month holding period is the first day of the month in which the purchase was made. The CDSC may be waived in certain circumstances.

The Distributor will receive all front-end sales charges paid for the purchase of Class A shares of the Fund when such purchases are made without a dealer of record.

Class A Sales Charge Reductions and Waivers. You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to inform the Fund or financial intermediary that you may be eligible for a reduction and to provide appropriate proof of eligibility, which may include documentation such as account statements or other records. The required documentation may vary depending on the type of reduction or waiver for which you intend to qualify. Please contact the Transfer Agent or your financial intermediary if you have questions about a sales load reduction or waiver.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period. Reinvested distributions do not count as purchases made during this period.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  The Fund will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.

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Rights of Accumulation (“ROA”):  You may combine the value at the current offering price of Class A shares of the Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.  The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:
•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Adviser and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.
Information regarding the Fund’s sales charges, breakpoint thresholds and waivers is not separately available on the Fund’s website because the Fund’s Prospectus, in which this information is disclosed, is available on the website.

Converting to Class I.  You may be able to convert Class A shares to Class I shares at any time if you are eligible to purchase Class I shares.  To request a conversion, please contact the Fund’s transfer agent at 866-530-2690 or mail your request to:

For regular mail delivery:	For an overnight delivery:
Weiss Alternative Balanced Risk Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Weiss Alternative Balanced Risk Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

Class C Shares. Class C shares of the Fund are not yet available for purchase. When available, you can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. Class C shares are subject to annual Rule 12b-1 distribution fee of 0.75% and shareholder servicing fees of 0.25% (discussed below in the section entitled “Distributions (12b-1) and Shareholder Servicing Fees”). The Rule 12b-1 distribution fee compensates your financial intermediary for providing distribution services and the shareholding service fee compensates your financial intermediary for providing ongoing service to you. The Distributor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.

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If you redeem your Class C shares within 12 months of purchase, you will pay a CDSC of 1.00% based on the lesser of original cost or current market value. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase. If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value. For purposes of calculating the CDSC, the start of the 12-month holding period is the first day of the month in which the purchase was made. The Fund will use the “first in, first out” (“FIFO”) method to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of calculating the CDSC.

CDSC Waivers for Class C Shares. The CDSC for Class C shares will be waived:

•
in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

•	in the event of the death of the shareholder (including a registered joint owner);
•
for redemptions made pursuant to a systematic withdrawal plan, including any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2; and

If you redeem your Class C shares within 12 months of purchase, you will pay a CDSC of 1.00% based on the lesser of original cost or current market value. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have appreciated to $15,000, the CDSC will be assessed on your $10,000 purchase. If that same $10,000 purchase has depreciated to $5,000, the CDSC will be assessed on the $5,000 value. For purposes of calculating the CDSC, the start of the 12-month holding period is the first day of the month in which the purchase was made. The Fund will use the “first in, first out” (“FIFO”) method to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of calculating the CDSC.

CDSC Waivers for Class C Shares. The CDSC for Class C shares will be waived:

•
in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

•	in the event of the death of the shareholder (including a registered joint owner);
•
for redemptions made pursuant to a systematic withdrawal plan, including any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2; and

•
for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Fund’s IRA accounts).

More information regarding the Fund’s sales charges and waivers is available in the SAI and free of charge on the Fund’s website: www.gweiss.com/Solutions/Mutual-Funds/
Class I Shares. Class I shares do not carry a sales charge.  Class I shares are available for purchase at the NAV per share next determined after your order is received by either the Fund’s transfer agent or a financial intermediary.  Class I shares are subject to a shareholder servicing fee of 0.10% of the average daily net assets of the Fund and have an investment minimum of $250,000.

The following persons will be eligible to invest in Class I shares:
•
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and

•
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies.

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Class K Shares. Class K shares do not have any sales charge, 12b-1 fees or shareholder servicing fees. Class K shares are available for purchase at the NAV next determined after your order is received by either the Fund’s transfer agent of a financial intermediary, and are subject to a $2 million investment minimum.

Good Order Purchase Requests

When making a purchase request, make sure your request is in Good Order.  “Good Order” means your request includes:

▪	the name of the Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to The Weiss Alternative Balanced Risk Fund

All purchases by check must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the transfer agent will assess a $25 fee against your account.  You will also be responsible for any losses suffered by the Fund as a result.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail

For direct investments through the Fund’s transfer agent, you should:

•	Complete and sign the account application;
•	To open an account, write a check payable to: “Weiss Alternative Balanced Risk Fund”
•	Send your account application and check to one of the addresses listed below;
•
For subsequent investments, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the Fund in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

For regular mail delivery:	For an overnight delivery:
Weiss Alternative Balanced Risk Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Weiss Alternative Balanced Risk Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

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Purchase by Wire

If you are making your first investment in the Fund, before you wire funds, please contact the transfer agent by phone to make arrangements with a representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number. Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 866-530-2690 to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: The Weiss Alternative Balanced Risk Fund
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. You will receive the NAV for the day that your wired funds have been received by the transfer agent. Wired funds must be received prior to the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time, to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund at 866-530-2690.

Purchase by Telephone

If you did not decline telephone transactions on your account application, if you included a voided check, and your account has been open for 15 calendar days, you may purchase additional shares in the amount of $1,000 or more from your bank account upon request by telephoning the Funds toll free at 866-530-2690. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE, generally 4:00 p.m. Eastern time, shares will be purchased at the NAV next calculated. For security reasons, requests by telephone are recorded.

Automatic Investment Plan

If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment required for that class.  Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100.  If you chose this option, funds will be automatically transferred from your bank account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.  If your bank rejects your payment, the transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application.  Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

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Purchases Placed with Financial Intermediaries

You may buy and sell shares of the Fund through certain financial intermediaries. Your order will be priced at a Fund’s NAV next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus.  The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

HOW TO REDEEM SHARES OF THE FUND

Redeeming Shares

If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until your check has cleared, which may take up to 15 calendar days. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. Please note that certain fees may apply depending on the timing or manner in which you redeem shares. Requests to redeem shares are processed at the NAV next calculated after we or your financial intermediary receives your request in Good Order.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redeem by Mail

To redeem by mail, please:

•	Provide your name and account number;
•	Specify the number of shares or dollar amount to be redeemed and the Fund name or number;
•
Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

•	Send your request to the appropriate address as given under “Purchasing by Mail”.

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Redeem by Telephone

Unless you declined the option on your account application, you may redeem your shares of the Fund by telephone. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Fund’s transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 866-530-2690 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day the NYSE is open for business. Shares of the Funds will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. If you have a retirement account, you may not redeem shares by telephone. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawal Program

The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least the minimum initial investment required for that class and the minimum payment amount is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 866-530-2690 for additional information regarding the SWP.

Through a Financial Intermediary

You may redeem the Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

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ACCOUNT AND TRANSACTION POLICIES

Redemption Fee

The Fund will assess a 1.00% fee on the redemption of Fund shares held for 90 days or less. The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. This fee does not apply to (1) shares purchased through reinvested dividends or capital gains; (2) Fund redemptions under the Fund’s SWP; (3) the redemption of shares previously purchased under an AIP; (4) the involuntary redemption of low balance accounts; or (5) sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee based investment advisers, certain wrap accounts, and retirement plans. The Fund’s redemption fee will also be waived on sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 90 calendar days, the Fund may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts. While the Fund has entered into information sharing agreements with such financial intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such financial intermediaries to provide a Fund with information relating to its customers investing in a Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Adviser to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at its request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $1,000 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check Clearance

The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the transfer agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions

The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemption requests in excess of $50,000;
•	If a change of address request has been received by the transfer agent within the last 30 calendar days;
•	When requesting a change in ownership on your account; and
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

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Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 866-530-2690 if you need additional assistance when completing your account application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

No Certificates

The Fund does not issue share certificates.

Right to Reject Purchases

The Fund reserves the right to reject any purchase in whole or in part. The Fund may cease taking purchase orders at any time when the Adviser believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

Redemption In-Kind

The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts

To reduce expenses, the Fund may redeem an account if the total value of the account falls below $5,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption.

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Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 866-530-2690 to request individual copies of these documents. The Fund will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Unclaimed Property

Mutual fund accounts may be transferred to an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws.

PRICING FUND SHARES

Net Asset Value

Shares of a Fund are sold at its NAV, plus and applicable sales charge. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business.

All shareholder transaction orders received in Good Order (as described above under “How to Purchase Shares of the Fund”) by the transfer agent, or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

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DISTRIBUTION (12b-1) FEES

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares of the Fund.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Trust has also adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of the Fund’s Class A and Class I shares and 0.25 % of the average daily net assets of the Class C shares.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral.  Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain.  The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.  The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income).  You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such capital gains and dividends may also be subject to state or local taxes.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations. Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually.  In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.  However, no assurances can be given that distributions will be sufficient to eliminate all taxes.  Please note, however, that the objective of the Fund is growth of capital, not the production of distributions.  You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

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When a dividend or capital gain is distributed, the Fund's NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash.  If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

Weiss Alternative Balanced Risk Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 866-530-2690.

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss and holding period to the IRS on the shareholders' Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

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FINANCIAL HIGHLIGHTS

No financial highlights are presented because the Fund had not commenced investment operations prior to the date of this Prospectus.

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PRIVACY NOTICE

ATTACHMENT L:  PRIVACY NOTICE

POLICY	WHAT DO THE WEISS ENTITIES DO WITH YOUR PERSONAL DATA?
WHO IS PROVIDING THIS NOTICE?
This notice is provided by Weiss Multi-Strategy Advisers LLC (“WMSA”), GWA, LLC (its parent), Weiss Special Operations LLC (WMSA’s back office), Weiss Multi-Strategy Funds LLC, its affiliated broker-dealer and the private investment funds and mutual funds managed by WMSA including but not limited to Weiss Multi-Strategy Partners LLC, Weiss Multi- Strategy Partners (Cayman) Ltd., Weiss Multi-Strategy Partners II LLC, Weiss Multi-Strategy Partners II (Cayman) Ltd., Weiss Insurance Partners (Cayman) Ltd., Weiss Alpha Balanced Risk Fund LLC and Weiss Alpha Balanced Risk Fund (Cayman) Ltd., and Weiss Alternative Balanced Risk Fund (Collectively, for purposes of this Privacy Policy, “The Weiss Entities”).

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?
The type of personal information the Weiss Entities may collect and share depends on the products or services you have with us. This information can include:

Name, address and any other information disclosed to us in a Subscription Agreement
  ▪ Social security number
  ▪ Account balances & transaction history
  ▪ Investment experience
  ▪ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information in the normal course to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Weiss Entities share information; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Weiss Entities share information for this purpose?	Can you limit this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), administer, and operate the fund of which you are a limited partner or shareholder, or respond to court orders and legal investigations. This includes providing this information to third-party service providers contracted by the Weiss Entities.
	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For our affiliates - so that they can market the products and services of Weiss Multi-Strategy Advisers LLC	Yes	No
For our affiliates' everyday business purposes - information about your transactions and account balances	Yes	No
For our affiliates' to market their products and services to you	No	We don’t share information for these purposes
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don’t share information for these purposes
For joint marketing with non-affiliated financial companies	No	We don’t share information for these purposes
For non-affiliates to market to you	No	We don’t share information for these purposes

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Questions?	Call Weiss’ Investor Relations Department at (212) 415-4500

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What we do
How do the Weiss Entities protect my personal information?
We maintain physical, electronic, and procedural safeguards that comply with applicable law to protect your non-public personal financial information. These measures include computer safeguards and secured files and buildings.

How do the Weiss Entities collect my personal information?
We collect your personal information, for example, when you:
  ▪ Give us your contact information
  ▪ Purchase an interest in the fund
  ▪ Make a wire transfer
  ▪ Show us your government issued identification

Why can't I limit all sharing?
Federal law gives you the right to limit only our sharing with respect to:
  ▪ sharing  information  about  your  creditworthiness  with  affiliates  for  their everyday business purposes
  ▪ sharing information with affiliates so that they can market their products to you
  ▪ sharing with non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

  ▪ Our affiliates include companies with the Weiss Multi-Strategy name such as Weiss Multi-Strategy Funds LLC, our affiliated broker-dealer as well as GWA, LLC and Weiss Special Operations LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

  ▪ The  Weiss  Entities  do  not  share  personal  financial  information  with  non- affiliates for the purpose of their marketing efforts

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Weiss Entities do not engage in joint marketing agreements
Other important information
Advisory services are provided by Weiss Multi-Strategy Advisers LLC is a SEC registered investment adviser. Private funds are distributed through an affiliated broker-dealer, Weiss Multi-Strategy Funds LLC, member FINRA/SIPC.

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INVESTMENT ADVISER:
Weiss Multi-Strategy Advisers LLC
320 Park Avenue, 20th Floor
New York, New York 10022

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen Fund Audit Services
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001

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ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments will be in the Fund’s annual/semi-annual reports to shareholders (once available).  As of the date of this Prospectus, annual and semi-annual reports for the Fund are not available because the Fund had not commenced operations.  Once available, in the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of these documents by calling, or writing the Fund as shown below, or on the Fund’s website at
www.gweiss.com/Solutions/Mutual-Funds/
  You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the SEC’s Public Reference Room, 100 F Street, Washington, D.C. (202) 551-8090 or by visiting the Commission’s Internet site at http://www.sec.gov.  Copies of this information also may be obtained, upon payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-23084

Weiss Alternative Balanced Risk Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
866-530-2690 (toll free)
http://www.gweiss.com/Solutions/Mutual-Funds/

[insert logo] PROSPECTUS [ ], 2015

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Subject to Completion—Dated November 20, 2015

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2015

WEISS ALTERNATIVE BALANCED RISK FUND

Class	A	(not available for purchase)
Class	C	(not available for purchase)
Class	I	WEISX
Class	K	WEIKX

Weiss Alternative Balanced Risk Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
866-530-2690

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Weiss Alternative Balanced Risk Fund (the “Fund”), a series of the Series Portfolios Trust (the “Trust”), dated December 1, 2015.

You may obtain the Prospectus without charge by contacting U.S. Bancorp Fund Services, LLC at the address or telephone number listed above or by visiting the Fund’s website at www.gweiss.com/Solutions/Mutual-Funds/

Investors in the Fund will be informed of the Fund’s progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  Since the Fund had not commenced operations prior to the date of this SAI, no financial statements are available.

Once available, copies of the Annual Report to shareholders may be obtained, without charge, upon request by contacting U.S. Bancorp Fund Services, LLC at the address or telephone number listed above.

THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The Fund, a series of the Trust, is a diversified fund. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of the Fund’s principal investment strategies as set forth in its Prospectus. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

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Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund’s investment adviser, Weiss Multi-Strategy Advisers LLC (the “Adviser”), may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Fund may invest in foreign securities as well as exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and ETFs.  The Investment Company Act of 1940, as amended (the “1940 Act”) provides that the Fund may not: (1) purchase more than 3% of another investment company’s outstanding shares; (2) invest more than 5% of its assets in any such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%, except as permitted by Rule 12d1-3, described below. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act may purchase in the aggregate only up to 3% of the total outstanding securities of any other investment company.  Accordingly, when affiliated persons hold shares of any of the investment companies, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the investment company’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an investment company’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an investment company may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an investment company until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the other investment companies are made independently of the Fund and its Adviser. Therefore, the investment adviser of one investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange,  the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

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REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

The Fund may invest in master limited partnership interests (“MLPs”).  MLPs are limited partnerships, the interests in which (known as “units”) are traded on public exchanges, just like corporate stock.  MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Master limited partnerships are also called publicly traded partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in an MLP, he or she becomes a limited partner.  MLPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may “roll up” into a single MLP.  A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt.  A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP’s revenue stream negatively.  MLPs also carry some interest rate risks.  During increases in interest rates, MLPs may not produce desirable returns to shareholders.

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Derivatives

The Fund may use derivative instruments to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and to hedge against market movements. The information below contains general additional information about derivatives.

Cover for Futures Contracts. Transactions involving futures contracts expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate on its books or maintain in a separate account cash, liquid securities, or other permissible assets, in the prescribed amount as determined daily.  The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts.  If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

Regulation as a Commodity Pool Operator.  The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”) pursuant to the U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion under Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase and the Fund may be adversely affected. The Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions during any period where its investment adviser is not registered as a commodity pool operator or commodity trading advisor. Such limitations are not expected to affect the normal operations of the Fund.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid

Options on Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

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Because the Fund will designate on its books or maintain in a separate account liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use “technical” factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the U.S. Commodity Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund’s trading in futures contracts, could require liquidation of positions that could negatively impact profitability. Futures trading involves counterparty risk. Futures brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker’s customers. In addition, even if a futures broker adequately segregates the Fund’s assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer’s account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund’s trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk.

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Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether the Fund’s use of swap agreements enhance the Fund’s total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks. When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

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Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

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Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

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Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

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Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.  High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These bonds are typically sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

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Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in investment companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations.  States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

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The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

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Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers that purchase or sell the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

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Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund’s Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

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When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Fund and its shareholders could be negatively impacted as a result.

Large Shareholder Risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

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Temporary Defensive Positions

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objectives and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Fund may not:

1.
Lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this fundamental investment restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

2.
Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
Issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
Concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

5.
Purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
Buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.
Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

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8.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.

With respect to repurchase agreements, the Fund invests in repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by corporate or sovereign bonds.  For purposes of the Fund's fundamental investment policy with respect to concentration, the Fund does not consider such repurchase agreements to constitute an industry or group of industries because the Fund chooses to look through such securities to the underlying collateral, which is itself excepted from the Fund's concentration policy.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Senior Securities and Borrowing. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a fund engages in such transactions, the fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.   For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In addition, the Trust will use reasonable efforts to consider the concentration of affiliated and unaffiliated underlying investment companies when determining whether the Fund is in compliance with its own concentration policies.

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Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.  For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

PORTFOLIO TURNOVER

The frequency of the Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund expects its annual portfolio turnover rate to exceed 100%. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rate will be included in the “Financial Highlights” section of the Fund’s Prospectus following the commencement of Fund operations.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted a policy with respect to disclosure of Fund’s portfolio holdings (the “Adviser’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund may disclose its top ten portfolio holdings, among other information, on its website at www.gweiss.com/Solutions/Mutual-Funds/ within 15 days after each quarter’s end. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

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In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information:  the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website. Shareholders can access the Fund’s website at www.gweiss.com/Solutions/Mutual-Funds/ for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principle business address of each Trustee is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Counsel, Kohlberg Kravis Roberts & Co. L.P. (2013-2015); Counsel, Dechert LLP (2011-2013); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (1998-2011).	1	None.
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Independent Trustee, First Western Funds Trust (May 2015– Present) Inside Trustee, Brandes Investment Trust, Chair and President (2000-2012); Director, Inside Trustee, Brandes Funds LTD (2002-2012).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Compliance Officer, United Nations Joint Staff Pension Fund (since 2009)	1	None

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Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee
Dana L. Armour (born 1968)	Chair, Trustee	Indefinite Term; Since September 2015.	Executive Vice President, U.S. Bancorp Fund Services, LLC, since 2013; Senior Vice President (2010 - 2013 ).	1	None
Officers of the Trust
John J. Hedrick (born 1977)	President and Chief Executive Officer	Indefinite Term; Since September 2015	Vice President, U.S. Bancorp Fund Services, LLC, since 2011; Assistant Vice President (2007 – 2011).	Not Applicable.	Not Applicable.
Jacob L. Ferch (born 1984)	Treasurer and Chief Financial Officer	Indefinite Term; Since September 2015.	Assistant Vice President, U.S. Bancorp Fund Services, LLC, since 2013; Compliance officer, 2010-2013.	Not Applicable.	Not Applicable.
Michael R. McVoy (born 1957)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since September 2015.	Executive Vice President, U.S. Bancorp Fund Services, LLC, since 2005.	Not Applicable.	Not Applicable.
Alia M. Vasquez (born 1980)	Secretary	Indefinite Term; Since September, 2015	Vice President, U.S. Bancorp Fund Services, LLC, since 2015, Assistant Vice President 2010-2015.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The term “Fund Complex” applies to the Fund, the sole, initial series of the Trust.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees”. The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee at this time however; the Independent Trustees are advised by independent legal counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. It has been determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board  positions because the Principal Executive Officer’s day-to-day responsibilities are different from the Trustees’ responsibilities in overseeing the funds and because of the potential conflict of interest that may arise from the Administrator fulfilling its duties owed to the Trust.  The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 to 2015). Prior thereto, Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 to 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as the Enforcement Branch Chief for the San Francisco District Office of the U.S. Securities and Exchange Commission (1992-1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986-1992).

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Debra McGinty-Poteet. Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves an Independent Trustee for First Western Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2015). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey. Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey currently serves as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (since 2009). Prior to his current role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Masson (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (2992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).

Dana Armour. Ms. Armour has served as a Trustee since 2015 and has experience, knowledge, and understanding of the mutual fund industry. Ms. Armour currently serves as an Executive Vice President of U.S. Bancorp Fund Services, LLC (since 2013), where she oversees the Relationship Management group and Fund Accounting department. Ms. Armour has served in various capacities since joining U.S. Bancorp Fund Services in 1992, and has extensive experience in 1940 Act, SEC, and IRS compliance, financial statement preparation. In addition, Ms. Armour has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements.

Trust Committees

The Trust has three standing committees: the Nominating Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee has not held any meetings as of the date of this SAI.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee has not held any meetings as of the date of this SAI.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

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The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee has not held any meetings with respect to the Fund as of the date of this SAI.

Trustee Ownership of Fund Shares and Other Interests

No Trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2014, which is prior to the inception date of the Fund.

Compensation

Independent Trustees each will receive an annual retainer of $15,000 allocated among each of the various portfolios comprising the Trust. In addition, the Independent Trustees will receive $1,000 per meeting attended in-person and $500 for telephonic meetings. Independent Trustees will receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees will also be reimbursed for expenses in connection with each Board meeting attended. These reimbursements will be allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the estimated compensation to be received by the following Independent Trustees from the Fund for the fiscal year ended October 31, 2016.

Name of Person/ Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Dana Armour, Interested Trustee	None	None	None	None
Koji Felton, Independent Trustee	$19,000	None	None	$19,000
Debra McGinty Poteet, Independent Trustee	$19,000	None	None	$19,000
Daniel Willey, Independent Trustee	$19,000	None	None	$19,000
(1)	Trustees’ fees and expenses will be allocated among the Fund and any other future series comprising the Trust.
(2)	The term “Fund Complex” applies to the Fund, the sole, initial series of the Trust.

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Codes of Ethics

The Trust, the Adviser and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Trust Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted proxy policies, which may be amended from time to time. In voting proxies, the Adviser is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. The Adviser’s proxy policies are attached as Appendix A. In addition, the Adviser utilizes the services of Institutional Investors Services (“ISS”), a third party proxy voting vendor firm, to assist it in fulfilling its proxy voting obligations. A summary of the proxy voting policies of ISS are attached as Appendix B.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 866-530-2690 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

Since the Fund had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of the Fund as of the date of this SAI and the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Weiss Multi-Strategy Advisers LLC, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of the Adviser’s employees also own minority interests in GWA, LLC. As the investment adviser to the Fund, the Adviser oversees the provision of all management, administration, investment advisory and general services for the Fund.

As compensation, the Fund will pay the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.60%.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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In addition, the Adviser has contractually agreed to reduce its management fees and/or absorb expenses of each the Fund until at least February 28, 2017, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, acquired fund fees and expenses, leverage interest, redemption fees, front-end or contingent deferred loads, dividends and interest on short positions, brokerage fees (including commissions, mark-ups and mark-downs),  annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, swap fees and expenses, or other extraordinary expenses, such as litigation, not incurred in the ordinary course of  the Fund's business) will not exceed 2.50%, 3.15%, 2.25%, and 2.15% of the daily average net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the fees and/or expenses have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed.

Portfolio Managers.
Jordi Visser, Charles S. Crow IV, and Edward Olanow serve as portfolio managers for the Fund, and are each primarily responsible for the day-to-day management of the Fund. These portfolio managers share joint responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other jointly-managed accounts is set forth below as of September 30, 2015. No portfolio manager manages any other accounts.
Portfolio Manager Name	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Jordi Visser Charles S. Crow IV Edward Olanow	Other Registered Investment Companies	None	$0	None	$0
	Other Pooled Investment Vehicles	1	$24.0	None	$0
	Other Accounts	1	$111.1	None	$0
Compensation.
Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. In addition, Mr. Visser holds an equity interest in the holding company that owns the Adviser. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.

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Conflicts of Interest.
In addition to investing capital for the Fund the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.

The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser's obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.

The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between  the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser's operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser's compliance procedures require all employees to request permission from the Adviser's compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.

The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.

When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Trust’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.

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As of the date of this SAI, the Portfolio Manager does not beneficially own any shares of the Fund as the Fund had not commenced operations prior to the date of this SAI.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee.  USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

Custodian

U.S. Bank National Association, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH, is the independent registered public accounting firm for the Fund.

Goodwin Procter LLP, 901 New York Avenue, NW Washington, DC 20001, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

The Adviser is authorized to determine the broker or dealer to be used for each securities transaction for the Fund.  The Fund will not use an affiliated broker-dealer to execute trades on its behalf. In selecting brokers or dealers to execute transactions, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.  It is not the Adviser’s practice to negotiate “execution only” commission rates, thus the Fund may be deemed to be paying for research, brokerage or other services provided by the broker which are included in the commission rate.

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Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process.  The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e).  Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services.   Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

In some instances, the Adviser may receive a product or service that may be used only partially for functions within Section 28(e) (e.g., an order management system, trade analytical software or proxy services).  In such instances, the Adviser will make a good faith effort to determine the relative proportion of the product or service used to assist the Adviser in carrying out its investment decision-making or trade execution responsibilities and the relative proportion used for administrative or other purposes outside Section 28(e).  The proportion of the product or service attributable to assisting the Adviser in carrying out its investment decision-making or trade execution responsibilities will be paid through brokerage commissions generated by client transactions and the proportion attributable to administrative or other purposes outside Section 28(e) will be paid for by the Adviser from its own resources.

Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.
Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commission rates may result in higher transaction costs than would otherwise be obtainable.  The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services create a potential conflict of interest between the Adviser and its clients.  In addition, the amount of commissions generated by a particular strategy may impact the compensation payable by the Adviser to the members of the investment team responsible for the strategy, which may provide an incentive for such members to cause the strategy to generate higher commissions.

In selecting brokers and negotiating commission rates, the Adviser may take into account the financial stability and reputation of brokerage firms, and the research, brokerage or other services provided by such brokers.  The Adviser may place transactions with a broker or dealer that (i) provides the Adviser (or an affiliate) with the opportunity to participate in capital introduction events sponsored by the broker-dealer, (ii) refers investors to the Fund or other products advised by the Adviser (or an affiliate), and/or (iii) provides other consulting services to the Adviser, if otherwise consistent with seeking best execution; provided the Adviser is not selecting the broker-dealer in recognition of the opportunity to participate in such capital introduction events or the referral of investors, or the receipt of consulting services.

When appropriate, the Adviser may, but is not required to, aggregate client orders to achieve more efficient execution or to provide for equitable treatment among accounts.  Clients participating in aggregated trades will be allocated securities based on the average price achieved for such trades.

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Consistent with its fiduciary duties, the Adviser’s policy is to take the utmost care in making and implementing investment decisions for the Fund.  In the event that a trade error is made on behalf of the Fund, the Investment Adviser will, when appropriate, attempt to break or otherwise correct the trade as promptly as practicable.  However, to the extent an error cannot be corrected, the Fund will, to the maximum extent permitted under applicable law, generally bear all expenses and losses (or gains) arising in connection with such trade errors.  The Investment Adviser and its affiliates, principals and employees will be indemnified by the Fund against all expenses and losses arising in connection with trade errors caused by such persons, provided that any such person will not be indemnified against any loss arising in connection with trade errors caused by gross negligence, willful malfeasance, bad faith, fraud or, to the extent applicable, violation of its fiduciary responsibilities under ERISA.
The Fund will maintain accounts at UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank AG, Morgan Stanley & Co. Incorporated and Goldman Sachs & Co., through which the Fund may settle and clear trades, borrow securities and maintain custody of its securities.

The Fund has not paid aggregate brokerage commissions as it has not commenced operations as of the date of this SAI.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on NASDAQ are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectuses regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Fund, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV, plus any applicable sales charge, next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.

The public offering price of the Fund’s shares is the NAV, plus and applicable sales charge. Shares are purchased at the public offering price next determined after the transfer agent receives your order in proper form, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your order in proper form before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Fund’s shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

Automatic Investment Plan

The Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in the Fund.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, so that the Fund will not  be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. The Fund is not required to consider tax consequences in making or disposing of investments. In order to avoid the non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on November 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

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The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the Fund has declined.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations. Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, $125,000 for married individuals filing separately, and the threshold for the 39.6% federal income tax bracket ($12,300 in 2015) in the case of trusts and estates). The Fund’s distributions are includable in a shareholder’s investment income for purposed of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

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Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The Internal Revenue Service could assert a position contrary to those stated here. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances. Paul Hastings LLP is not delivering the Fund a tax opinion with respect to any matter and no rulings are being sought from the Internal Revenue Service.

The advice herein was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

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The Distribution Agreement between the Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Class A shares, and 0.75% of the Class C shares of the Fund. Amounts paid under the Plan are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of the Fund’s Class A and Class I shares and 0.25% of the average daily net assets of the Class C shares.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

As of the date of this SAI, the Plan has not yet been implemented.

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MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund. The Adviser does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Adviser also may pay cas or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

As of the date of this SAI, the Adviser does not have agreements with any firms to pay such support payments. Future support payments may be structured in three ways:  (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

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FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Weiss Alternative Balanced Risk Fund

Statement of Assets and Liabilities
November 10, 2015

Assets
Cash	$ 100,000
Deferred offering costs	3,035
Total Assets	103,035
Liabilities
Accrued offering costs	2,200
Payable to the adviser	835
Total Liabilities	3,035

Net Assets	$ 100,000

Net Assets Consist of:
Paid-in capital	$ 100,000

	Class I	Class K
Institutional Class Shares
Net assets	$50,000	$50,000
Shares issued and outstanding	5,000	5,000
Net asset value, offering price and redemption price per share*	$10.00	$10.00

*The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of this financial statement.

Table of Contents - Statement of Additional Information

Weiss Alternative Balanced Risk Fund

Notes to the Financial Statement
November 10, 2015

1.           Organization

Weiss Alternative Balanced Risk Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”), which was formed as a Delaware statutory trust on July 27, 2015, is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Fund’s primary investment objective is to seek to provide total return with moderate volatility and reduced correlation to the bond and equity markets. A secondary objective of the Fund is to seek to limit capital loses during periods when the bond and equity markets decline. As of November 10, 2015, the Fund has not yet commenced investment operations.  The only transaction of the Fund since inception has been the initial sale on November 10, 2015 of 5,000 Class I shares and 5,000 Class K shares of the Fund to Weiss Multi-Strategy Advisers LLC (the “Advisor”), which represented the initial capital at $10 per share.

The Fund currently offers four classes of shares, Class I, Class K, Class A and Class C. Class A and Class C have not commenced operations. Class I and Class K have no front end sales load, no deferred sales charge, a 1.00% redemption fee, and no 12b-1 fee. Class I has a 0.10% shareholder servicing fee and Class K does not charge a shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  All shares of the Fund have equal rights and privileges.

2.  Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at November 10, 2015. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no subsequent events to report that would have a material impact on the Fund’s Financial Statement and Notes to the Financial Statement.

Investment Valuation

The net asset value ("NAV") and offering price of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) (“Valuation Time”) on each day the New York Stock Exchange ("NYSE") is open for business.  The Fund’s investments are generally valued at their fair value on the valuation date based on valuations provided by independent pricing services consistent with the Fund’s valuation procedures.

All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  Over-the-counter securities that are not traded on NASDAQ shall be valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

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Fixed income securities are valued at the mean of the closing bid and asked prices as determined by an independent pricing service.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method.  Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last reported sale price at Valuation Time on the exchange on which they are traded.

Forward currency contracts are valued at the bid prices calculated by US Bancorp Fund Services (“USBFS”) using an "interpolation" methodology that incorporates foreign-exchange prices obtained from IDC for standard forward-settlement periods, such as one month, three months, six months and one year.

All other assets of the Fund are valued in such manner as the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

Organizational and Offering Costs

Organizational costs consist of costs incurred to establish the Trust and enable it to legally do business. These expenses will be borne by the Adviser and the Fund will not incur expenses for organizational costs. The Adviser has paid certain offering costs and those offering costs are a payable accrual on the Fund’s Statement of Assets and Liabilities as of November 10, 2015. Offering costs have been deferred and will be amortized over twelve months on a straight-line basis after the commencement of operations of the Fund.  The Fund may incur additional offering costs subsequent to November 10, 2015 and through the period until the Fund’s shares are publicly offered.

3.  Expenses

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.60% of the Fund's average daily net assets.

The Fund's Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, interest on borrowing, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, acquired fund fees and expenses, or other extraordinary expenses not incurred in the ordinary course of the Fund's business) do not exceed 2.25% and 2.15% of the Fund’s average daily net assets of the Fund’s Class I and Class K shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement is in effect through at least February 28, 2017, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through February 28, 2017.  Prior to February 28, 2017, this Operating Expense Limitation Agreement cannot be terminated.

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4.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of November 10, 2015, the Adviser owned 100% of the outstanding shares of the Fund.

5.  Related Party Transactions

A Trustee and Officers of the Trust are affiliated with the Administrator and U.S. Bank, N.A., which provides administration, accounting, transfer agency and custodian services to the Fund.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of Weiss Alternative Balanced Risk Fund and Board of Trustees of
Series Portfolios Trust

We have audited the accompanying statement of assets and liabilities of Series Portfolios Trust (the “Trust”) comprising Weiss Alternative Balanced Risk Fund (the “Fund”), as of November 10, 2015. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  Our procedures included confirmation of cash as of November 10, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Weiss Alternative Balanced Risk Fund as of November 10, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 13, 2015

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APPENDIX A

Weiss Multi-Strategy Partners LLC

PROXY VOTING AND CLASS ACTION POLICY AND PROCEDURES

Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.     Procedures regarding proxies received by the Adviser are as follows:

a.     Keep a record of each proxy received;

b.    Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.     Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

d.    The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities.  The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

e.      For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable.  Therfore,  ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

f.     The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers.  This will ensure the liquidity of the shares.

2.     Voting Guidelines

a.    Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser's investment professionals determine that voting otherwise would be in the best interests of the Adviser's clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser's Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:

·         whether the proposal was recommended by management and the Adviser's opinion of management

·         whether the proposal acts to entrench existing management; and

·         whether the proposal fairly compensates management for past and future performance.

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3.     Conflicts of Interest

a.     The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.

4. Disclosure

a.    Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures.  If a client requests this information, the Chief Compliance Officer  or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

b.     The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.     Recordkeeping

a.    The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser.  Records of the following will be included in the files:

·         Copies of this proxy voting policy and procedures, and any amendments thereto.

·         A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

·         A record of each vote that the Adviser casts.

·         A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

·         A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies

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Appendix B

United States

Summary Proxy Voting Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

Updated March 4, 2015

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 U.S. Summary Proxy Voting Guidelines

TABLE OF CONTENTS

COVERAGE		8
1.	ROUTINE/MISCELLANEOUS	9
	Adjourn Meeting	9
	Amend Quorum Requirements	9
	Amend Minor Bylaws	9
	Change Company Name	9
	Change Date, Time, or Location of Annual Meeting	9
	Other Business	9
	AUDIT-RELATED	9
	Auditor Indemnification and Limitation of Liability	9
	Auditor Ratification	10
	Shareholder Proposals Limiting Non-Audit Services	10
	Shareholder Proposals on Audit Firm Rotation	10
2.	BOARD OF DIRECTORS	11
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	11
	1. Accountability	11
	2. Responsiveness	14
	3. Composition	15
	4. Independence	15
	2015 ISS U.S. Categorization of Directors	16
	OTHER BOARD-RELATED PROPOSALS	18
	Age/Term Limits	18
	Board Size	18
	Classification/Declassification of the Board	18
	CEO Succession Planning	18
	Cumulative Voting	18
	Director and Officer Indemnification and Liability Protection	19
	Establish/Amend Nominee Qualifications	19
	Establish Other Board Committee Proposals	20
	Filling Vacancies/Removal of Directors	20
	Independent Chair (Separate Chair/CEO)	20
	Majority of Independent Directors/Establishment of Independent Committees	21
	Majority Vote Standard for the Election of Directors	21
	Proxy Access	21
	Require More Nominees than Open Seats	21
	Shareholder Engagement Policy (Shareholder Advisory Committee)	22
	Proxy Contests—Voting for Director Nominees in Contested Elections	22
	Vote-No Campaigns	22
3.	SHAREHOLDER RIGHTS & DEFENSES	23
	Advance Notice Requirements for Shareholder Proposals/Nominations	23

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	Amend Bylaws without Shareholder Consent	23
	Control Share Acquisition Provisions	23
	Control Share Cash-Out Provisions	23
	Disgorgement Provisions	23
	Fair Price Provisions	24
	Freeze-Out Provisions	24
	Greenmail	24
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	24
	Net Operating Loss (NOL) Protective Amendments	25
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	25
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	25
	Management Proposals to Ratify a Poison Pill	25
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	26
	Proxy Voting Disclosure, Confidentiality, and Tabulation	26
	Reimbursing Proxy Solicitation Expenses	26
	Reincorporation Proposals	27
	Shareholder Ability to Act by Written Consent	27
	Shareholder Ability to Call Special Meetings	27
	Stakeholder Provisions	28
	State Antitakeover Statutes	28
	Supermajority Vote Requirements	28
4.	CAPITAL/RESTRUCTURING	29
	CAPITAL	29
	Adjustments to Par Value of Common Stock	29
	Common Stock Authorization	29
	Dual Class Structure	29
	Issue Stock for Use with Rights Plan	30
	Preemptive Rights	30
	Preferred Stock Authorization	30
	Recapitalization Plans	30
	Reverse Stock Splits	30
	Share Repurchase Programs	31
	Stock Distributions: Splits and Dividends	31
	Tracking Stock	31
	RESTRUCTURING	31
	Appraisal Rights	31
	Asset Purchases	31
	Asset Sales	32
	Bundled Proposals	32
	Conversion of Securities	32
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	32

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	Formation of Holding Company	32
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
	Joint Ventures	33
	Liquidations	33
	Mergers and Acquisitions	34
	Private Placements/Warrants/Convertible Debentures	34
	Reorganization/Restructuring Plan (Bankruptcy)	35
	Special Purpose Acquisition Corporations (SPACs)	36
	Spin-offs	36
	Value Maximization Shareholder Proposals	36
5.	COMPENSATION	37
	EXECUTIVE PAY EVALUATION	37
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	37
	Pay-for-Performance Evaluation	38
	Problematic Pay Practices	39
	Compensation Committee Communications and Responsiveness	40
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	40
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	40
	EQUITY-BASED AND OTHER INCENTIVE PLANS	41
	Plan Cost	42
	Shareholder Value Transfer (SVT)	42
	Grant Practices	42
	Three-Year Burn Rate	42
	2015 Burn Rate Benchmarks	43
	Egregious Factors	44
	Liberal Change in Control Definition	44
	Repricing Provisions	45
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	45
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	45
	Dividend Equivalent Rights	45
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	45
	OTHER COMPENSATION PLANS	46
	401(k) Employee Benefit Plans	46
	Employee Stock Ownership Plans (ESOPs)	46
	Employee Stock Purchase Plans—Qualified Plans	46
	Employee Stock Purchase Plans—Non-Qualified Plans	46
	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	47
	Option Exchange Programs/Repricing Options	47
	Stock Plans in Lieu of Cash	48
	Transfer Stock Option (TSO) Programs	48
	DIRECTOR COMPENSATION	49
	Equity Plans for Non-Employee Directors	49

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	Non-Employee Director Retirement Plans	49
	SHAREHOLDER PROPOSALS ON COMPENSATION	49
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	49
	Bonus Banking/Bonus Banking “Plus”	49
	Compensation Consultants—Disclosure of Board or Company’s Utilization	50
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	50
	Golden Coffins/Executive Death Benefits	50
	Hold Equity Past Retirement or for a Significant Period of Time	50
	Non-Deductible Compensation	51
	Pay Disparity	51
	Pay for Performance/Performance-Based Awards	52
	Pay for Superior Performance	52
	Pre-Arranged Trading Plans (10b5-1 Plans)	52
	Prohibit CEOs from Serving on Compensation Committees	53
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	53
	Severance Agreements for Executives/Golden Parachutes	53
	Share Buyback Holding Periods	54
	Supplemental Executive Retirement Plans (SERPs)	54
	Tax Gross-Up Proposals	54
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity54
6.	SOCIAL/ENVIRONMENTAL ISSUES	55
	GLOBAL APPROACH	55
	ANIMAL WELFARE	55
	Animal Welfare Policies	55
	Animal Testing	55
	Animal Slaughter	55
	CONSUMER ISSUES	56
	Genetically Modified Ingredients	56
	Reports on Potentially Controversial Business/Financial Practices	56
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	56
	Product Safety and Toxic/Hazardous Materials	57
	Tobacco-Related Proposals	57
	CLIMATE CHANGE	58
	Climate Change/Greenhouse Gas (GHG) Emissions	58
	Energy Efficiency	58
	Renewable Energy	58
	DIVERSITY	59
	Board Diversity	59
	Equality of Opportunity	59
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	59
	ENVIRONMENT AND SUSTAINABILITY	60
	Facility and Workplace Safety	60

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	General Environmental Proposals and Community Impact Assessments	60
	Hydraulic Fracturing	60
	Operations in Protected Areas	60
	Recycling	61
	Sustainability Reporting	61
	Water Issues	61
	GENERAL CORPORATE ISSUES	61
	Charitable Contributions	61
	Data Security, Privacy, and Internet Issues	61
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	62
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	62
	Human Rights Proposals	62
	Operations in High Risk Markets	63
	Outsourcing/Offshoring	63
	Weapons and Military Sales	63
	POLITICAL ACTIVITIES	63
	Lobbying	63
	Political Contributions	64
	Political Ties	64
7.	MUTUAL FUND PROXIES	65
	Election of Directors	65
	Converting Closed-end Fund to Open-end Fund	65
	Proxy Contests	65
	Investment Advisory Agreements	65
	Approving New Classes or Series of Shares	65
	Preferred Stock Proposals	65
	1940 Act Policies	66
	Changing a Fundamental Restriction to a Nonfundamental Restriction	66
	Change Fundamental Investment Objective to Nonfundamental	66
	Name Change Proposals	66
	Change in Fund's Subclassification	66
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	66
	Disposition of Assets/Termination/Liquidation	67
	Changes to the Charter Document	67
	Changing the Domicile of a Fund	67
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	67
	Distribution Agreements	68
	Master-Feeder Structure	68
	Mergers	68
	SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	68
	Establish Director Ownership Requirement	68

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Reimburse Shareholder for Expenses Incurred	68
Terminate the Investment Advisor	68

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S. companies that are held in our institutional investor clients' portfolios, including all S&P 1500 and Russell 3000 companies. This generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›
U.S. Domestic Issuers -- which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.

›
Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

›	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets -- items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. These companies may list in the U.S. and or other markets such as Hong Kong or Singapore, in which cases ISS assigns a primary coverage market and applies the appropriate policy.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority independent board; audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies,
U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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1	1. ROUTINE/MISCELLANEOUS

Adjourn Meeting
General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting
General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business
General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability
General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›      The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
›      The motivation and rationale for establishing the agreements;
›      The quality of the company’s disclosure; and
›      The company’s historical practices in the audit area.

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Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›      An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›      Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›      Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

›      The tenure of the audit firm;
›      The length of rotation specified in the proposal;
›      Any significant audit-related issues at the company;
›      The number of Audit Committee meetings held each year;
›      The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2.	BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.
Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.
Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.
Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.
Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case- by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›      A classified board structure;
›      A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›      The inability of shareholders to call special meetings;
›      The inability of shareholders to act by written consent;
›      A dual-class capital structure; and/or
›      A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

                1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›      The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›     Specific actions taken to address the issues that contributed to the low level of support;
›     Other recent compensation actions taken by the company;
›     Whether the issues raised are recurring or isolated;
›     The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

›      The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›      Disclosure by the company of any significant engagement with shareholders regarding the amendment;

›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
                        ›     The company's ownership structure;
                        ›     The company's existing governance provisions;
                        ›     Whether the amendment was made prior to or in connection with the company's initial public offering;

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›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›      Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›      Rationale provided in the proxy statement for the level of implementation;
›      The subject matter of the proposal;
›      The level of support for and opposition to the resolution in past meetings;
›      Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›      Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
                      ›      The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
                      ›      The previous year's support level on the company's say-on-pay proposal.
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3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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3.	Composition

Attendance at Board and Committee Meetings:

3.1
Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following

›      Medical issues/illness;
›      Family emergencies; and
›      Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards5.

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

2.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
2.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

2.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
2.4.	Independent directors make up less than a majority of the directors.

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4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2015 ISS U.S. Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
1.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation
                2.1. Board attestation that an outside director is not independent. Former CEO/Interim Officer

2.2.	Former CEO of the company.[3],[4]
2.3.	Former CEO of an acquired company within the past five years[4].

2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives
2.5.	Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.

2.6.	Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.13.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.
Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Any material[12] relationship with the company.

3.	Independent Outside Director (IO)

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3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

[1]The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate  secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9] Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the

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absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11] The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

[12] For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

         Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

         Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
         ›      The reasonableness/scope of the request; and
         ›      The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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›      The company has proxy access6, thereby allowing shareholders to nominate directors to the company’s ballot; and
›
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›  Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›      If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›      The scope and structure of the proposal.

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6 A proxy access right that meets the recommended guidelines.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›      Level of disclosure regarding the issue for which board oversight is sought;
›      Company performance related to the issue for which board oversight is sought;
›      Board committee structure compared to that of other companies in its industry sector; and
›      The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›      The scope of the proposal;
›      The company's current board leadership structure;
›      The company's governance structure and practices;
›      Company performance; and
›      Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

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ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

             Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

  Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›      Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›      Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›      Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›      Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›
The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›      Long-term financial performance of the target company relative to its industry;
›      Management’s track record;

›      Background to the proxy contest;
›      Nominee qualifications and any compensatory arrangements;
›      Strategic plan of dissident slate and quality of critique against management;
›      Likelihood that the proposed goals and objectives can be achieved (both slates);
›      Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3.   SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws. Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

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Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture- of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

        Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

         Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

         Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company

        Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee- shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

            ›      The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

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    Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation:  Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

›      The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›      Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         ›      Shareholders have approved the adoption of the plan; or
         ›      The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary    out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminatete.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

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›      No lower than a 20% trigger, flip-in or flip-over;
›      A term of no more than three years;
›      No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
›
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

            Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›      The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›      The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›      Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

›
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

›      The scope and structure of the proposal;
›
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›      Any recent controversies or concerns related to the company's proxy voting mechanics;
›      Any unintended consequences resulting from implementation of the proposal; and
›      Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›      The election of fewer than 50% of the directors to be elected is contested in the election;
›      One or more of the dissident’s candidates is elected;
›      Shareholders are not permitted to cumulate their votes for directors; and
›      The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›      Reasons for reincorporation;
›      Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›      Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›      Shareholders' current right to act by written consent;
›      The consent threshold;
›      The inclusion of exclusionary or prohibitive language;
›      Investor ownership structure; and
›      Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›      An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
›      A majority vote standard in uncontested director elections;
›      No non-shareholder-approved pill; and
›      An annually elected board.

Shareholder Ability to Call Special Meetings

----------------------
7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›      Shareholders’ current right to call special meetings;
›     Minimum ownership threshold necessary to call special meetings (10% preferred);
›     The inclusion of exclusionary or prohibitive language;
›      Investor ownership structure; and

›     Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti- greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›      Ownership structure;
›      Quorum requirements; and
›      Vote requirements.

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4.	CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›      Past Board Performance:
›      The company's use of authorized shares during the last three years

›      The Current Request:
›      Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›      The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›      The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›      The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›      The size of the company;
›      The shareholder base; and
›      The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›      Past Board Performance:
›      The company's use of authorized preferred shares during the last three years;

›      The Current Request:
›      Disclosure in the proxy statement of the specific purposes for the proposed increase;
›      Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
› In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›      Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›      More simplified capital structure;
›      Enhanced liquidity;
›      Fairness of conversion terms;
›      Impact on voting power and dividends;
›      Reasons for the reclassification;
›      Conflicts of interest; and
›      Other alternatives considered.

Reverse Stock Splits

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General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

         Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›      A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

            Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›      Adverse governance changes;
›      Excessive increases in authorized capital stock;
›      Unfair method of distribution;
›      Diminution of voting rights;
›      Adverse conversion features;
›      Negative impact on stock option plans; and
›      Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›      Purchase price;
›      Fairness opinion;
›      Financial and strategic benefits;
›      How the deal was negotiated;
›      Conflicts of interest;
›      Other alternatives for the business;
›      Non-completion risk.

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Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›      Impact on the balance sheet/working capital;
›      Potential elimination of diseconomies;
›      Anticipated financial and operating benefits;
›      Anticipated use of funds;
›      Value received for the asset;
›      Fairness opinion;
›      How the deal was negotiated;
›      Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›      Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›      Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›      Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

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›      The reasons for the change;
›      Any financial or tax benefits;
›      Regulatory benefits;
›      Increases in capital structure; and
›      Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›      Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›      Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›      Offer price/premium;
›      Fairness opinion;
›      How the deal was negotiated;
›      Conflicts of interest;
›      Other alternatives/offers considered; and
›      Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›      Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›      Are all shareholders able to participate in the transaction?
›      Will there be a liquid market for remaining shareholders following the transaction?
›      Does the company have strong corporate governance?
›      Will insiders reap the gains of control following the proposed transaction?
›      Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›      Percentage of assets/business contributed;
›      Percentage ownership;
›      Financial and strategic benefits;
›      Governance structure;
›      Conflicts of interest;
›      Other alternatives; and
›      Non-completion risk.

Liquidations

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General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›      Management’s efforts to pursue other alternatives;
›      Appraisal value of assets; and
›      The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process -Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

› Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
›
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

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› When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

›      Financial issues:
›      The company's financial condition;
›      Degree of need for capital;
›      Use of proceeds;
›      Effect of the financing on the company's cost of capital;
›      Current and proposed cash burn rate;
›      Going concern viability and the state of the capital and credit markets.

› Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

›      Control issues:
›      Change in management;
›      Change in control;
›      Guaranteed board and committee seats;
›      Standstill provisions;
›      Voting agreements;
›      Veto power over certain corporate actions; and
›      Minority versus majority ownership and corresponding minority discount or majority control premium

›      Conflicts of interest:
›      Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

›      Market reaction:

›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›      Estimated value and financial prospects of the reorganized company;
›      Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›      The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›      Existence of a superior alternative to the plan of reorganization; and
›      Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity
›	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price
›	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date
›	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors
›	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe
›	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights
›	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›      Tax and regulatory advantages;
›      Planned use of the sale proceeds;
›      Valuation of spinoff;
›      Fairness opinion;
›      Benefits to the parent company;
›      Conflicts of interest;
›      Managerial incentives;
›      Corporate governance changes;
›      Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›      Hiring a financial advisor to explore strategic alternatives;
›      Selling the company; or
›      Liquidating the company and distributing the proceeds to shareholders.

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These proposals should be evaluated based on the following factors:

›      Prolonged poor performance with no turnaround in sight;
›      Signs of entrenched board and management (such as the adoption of takeover defenses);
›      Strategic plan in place for improving value;
›      Likelihood of receiving reasonable value in a sale or dissolution; and
›      The company actively exploring its strategic options, including retaining a financial advisor.

5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

5.1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

5.2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
5.3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

5.4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›      There is a significant misalignment between CEO pay and company performance (pay for performance);
›      The company maintains significant problematic pay practices;
›      The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
   ›       The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices8, this analysis considers the following:

1.	Peer Group9 Alignment:

› The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
       ›The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment10 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›      The ratio of performance- to time-based equity awards;
›      The overall ratio of performance-based compensation;
›      The completeness of disclosure and rigor of performance goals;
›      The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

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8 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
9 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
10 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›      Realizable pay11 compared to grant pay; and
›      Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›      Problematic practices related to non-performance-based compensation elements;
›      Incentives that may motivate excessive risk-taking; and
›      Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›      Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›      New or extended agreements that provide for:
›      CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
            ›     CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

›      Multi-year guaranteed bonuses;
›      A single or common performance metric used for short- and long-term plans;
›      Lucrative severance packages;
›      High pay opportunities relative to industry peers;
›      Disproportionate supplemental pensions; or
›      Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

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11 ISS research reports include realizable pay for S&P1500 companies.

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The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›      Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›      Duration of options backdating;
›      Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›      Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›      The company's response, including:

›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›      Specific actions taken to address the issues that contributed to the low level of support;
›      Other recent compensation actions taken by the company;
›      Whether the issues raised are recurring or isolated;
›      The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›      Single- or modified-single-trigger cash severance;
›      Single-trigger acceleration of unvested equity awards;
›      Excessive cash severance (>3x base salary and bonus);
›      Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›      Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

› Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

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›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans12 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›      SVT based only on new shares requested plus shares remaining for future grants.

›      Plan Features:
›      Automatic single-triggered award vesting upon a change in control (CIC);
›      Discretionary vesting authority;
›      Liberal share recycling on various award types;
›      Lack of minimum vesting period for grants made under the plan.

›      Grant Practices:
›      The company’s three year burn rate relative to its industry/market cap peers;
›      Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›      The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›      Whether the company maintains a claw-back policy;
›      Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›      Awards may vest in connection with a liberal change-of-control definition;

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12 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›      Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

General Recommendation:Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark.  The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.13

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

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13 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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2015 Burn Rate Benchmarks

	S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.19%	0.56%	2.00%	*
15	Materials	1.25%	0.71%	2.00%	*
20	Industrials	1.44%	0.69%	2.13%
25	Consumer Discretionary	1.66%	0.84%	2.50%
30	Consumer Staples	1.42%	0.69%	2.11%
35	Health Care	1.99%	0.83%	2.82%
40	Financials	1.79%	1.46%	3.25%
45	Information Technology	3.24%	1.49%	4.73%
50	Telecommunication Services	0.95%	0.33%	2.00%	*
55	Utilities	0.82%	0.38%	2.00%	*

GICS		Russell 3000 (excluding the S&P500) Description Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	2.48%	5.03%
1510	Materials	1.60%	1.31%	2.91%
2010	Capital Goods	1.93%	1.22%	3.15%
2020	Commercial & Professional Services	2.86%	1.70%	4.56%
2030	Transportation	1.84%	2.07%	3.91%
2510	Automobiles & Components	2.02%	1.35%	3.37%
2520	Consumer Durables & Apparel	2.32%	1.57%	3.89%
2530	Consumer Services	2.58%	1.63%	4.21%
2540	Media	2.65%	2.52%	5.17%
2550	Retailing	2.65%	1.81%	4.46%
3010, 3020, 3030	Consumer Staples	1.73%	1.42%	3.15%
3510	Health Care Equipment & Services	3.28%	1.85%	5.13%
3520	Pharmaceuticals & Biotechnology	3.78%	2.21%	5.99%
4010	Banks	1.67%	1.67%	3.34%
4020	Diversified Financials	4.56%	4.43%	8.99%
4030	Insurance	2.04%	1.80%	3.84%
4040	Real Estate	1.40%	1.31%	2.71%
4510	Software & Services	4.97%	2.91%	7.88%
4520	Technology Hardware & Equipment	3.65%	2.20%	5.85%
4530	Semiconductor Equipment	4.75%	2.15%	6.90%
5010	Telecommunication Services	3.03%	1.51%	4.54%
5510	Utilities	0.84%	0.54%	2.00%

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Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.51%	3.72%	6.23%
1510	Materials	3.09%	3.89%	6.98%
2010	Capital Goods	3.54%	3.96%	7.50%
2020	Commercial & Professional Services	3.88%	3.64%	7.52%
2030	Transportation	1.73%	2.14%	3.87%
2510	Automobiles & Components	2.19%	2.02%	4.21%
2520	Consumer Durables & Apparel	2.83%	3.05%	5.88%
2530	Consumer Services	2.71%	3.00%	5.71%
2540	Media	2.70%	2.49%	5.19%
2550	Retailing	3.79%	2.72%	6.51%
3010, 3020, 3030	Consumer Staples	2.36%	2.96%	5.32%
3510	Health Care Equipment & Services	4.56%	3.91%	8.47%
3520	Pharmaceuticals & Biotechnology	4.86%	3.86%	8.72%
4010	Banks	1.20%	1.80%	3.00%
4020	Diversified Financials	2.28%	4.11%	6.39%
4030	Insurance	1.06%	1.68%	2.74%
4040	Real Estate	0.93%	1.44%	2.37%
4510	Software & Services	4.62%	3.70%	8.32%
4520	Technology Hardware & Equipment	4.07%	3.91%	7.98%
4530	Semiconductor Equipment	4.44%	4.26%	8.70%
5010	Telecommunication Services	3.67%	3.66%	7.33%
5510	Utilities	1.81%	2.21%	4.02%

*The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year's burn rate benchmark.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Egregious Factors

Liberal Change in Control Definition

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Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur.
Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

›      Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›      Magnitude of pay misalignment;
›      Contribution of non–performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value  will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

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For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›      Purchase price is at least 85 percent of fair market value;
›      Offering period is 27 months or less; and
›      The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote against qualified employee stock purchase plans where any of the following apply:
›      Purchase price is less than 85 percent of fair market value; or
›      Offering period is greater than 27 months; or
›      The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›      Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›      No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

›      Is only to address administrative features;
›      Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
›
Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or
›      The plan or proposal contains excessive problematic provisions. Vote case-by-case on such proposals if:

›
›	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;
›      Rationale for the re-pricing--was the stock price decline beyond management's control?
›      Is this a value-for-value exchange?
›      Are surrendered stock options added back to the plan reserve?
›      Option vesting--does the new option vest immediately or is there a black-out period?
›      Term of the option--the term should remain the same as that of the replaced option;
›      Exercise price--should be set at fair market or a premium to market;
›      Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›      Executive officers and non-employee directors are excluded from participating;
›
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

›      There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›      Eligibility;
›      Vesting;
›      Bid-price;
›      Term of options;
›      Cost of the program and impact of the TSOs on company’s total option expense
›      Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s benchmark.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed benchmark. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›      Director stock ownership guidelines with a minimum of three times the annual cash retainer.
›      Vesting schedule or mandatory holding/deferral period:
›      A minimum vesting of three years for stock options or restricted stock; or
›      Deferred stock payable at the end of a three-year deferral period.
›      Mix between cash and equity:
›      A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
›	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
›      No retirement/benefits and perquisites provided to non-employee directors; and
›
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non- employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›      The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›      Whether the company has a rigorous claw-back policy in place.

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Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

›      while employed and/or for two years following the termination of their employment ; or
›	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

›	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
›      Rigorous stock ownership guidelines;
›      A holding period requirement coupled with a significant long-term ownership requirement; or
›      A meaningful retention ratio;

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›	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
›      Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
›      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

›	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
›      Rigorous stock ownership guidelines, or
›      A holding period requirement coupled with a significant long-term ownership requirement, or
›      A meaningful retention ratio,
›	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
›      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›      If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›      The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the  proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance- based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;
›
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›      What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›      Can shareholders assess the correlation between pay and performance based on the current disclosure?
›      What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

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›      Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›      Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›      Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›      An executive may not trade in company stock outside the 10b5-1 Plan.
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee:

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›      If the company has adopted a formal recoupment policy;

›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›      Whether the company has chronic restatement history or material financial problems;
›      Whether the company’s policy substantially addresses the concerns raised by the proponent;
›      Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›      Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›      The triggering mechanism should be beyond the control of management;

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›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›
The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›      Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, unless:

›      The company has already published a set of animal welfare standards and monitors compliance;
›      The company’s standards are comparable to industry peers; and
›      There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

›      The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›      There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›      The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›      Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›      Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›      Whether the company has adequately disclosed the financial risks of the products/practices in question;
›      Whether the company has been subject to violations of related laws or serious controversies; and
›      Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›      The nature of the company’s business and the potential for reputational and market risk exposure;
›      Existing disclosure of relevant policies;
›      Deviation from established industry norms;
›      Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›      Whether the proposal focuses on specific products or geographic regions; and

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›      The potential burden and scope of the requested report.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

›      The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
›      Current regulations in the markets in which the company operates; and
›      Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company. Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

›      Recent related fines, controversies, or significant litigation;
›      Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›      Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›      Whether restrictions on marketing to youth extend to foreign countries. Vote case-by-case on proposals regarding second-hand smoke, considering;
›      Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›      The risk of any health-related liabilities.

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Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

›
Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›      The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›      The company's level of disclosure is comparable to that of industry peers; and
›      There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›      Whether the company provides disclosure of year-over-year GHG emissions performance data;
›      Whether company disclosure lags behind industry peers;
›      The company's actual GHG emissions performance;
›      The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
›
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

›      The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

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General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›      The level of gender and racial minority representation that exists at the company’s industry peers;
›      The company’s established process for addressing gender and racial minority board representation;
›      Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›      The independence of the company’s nominating committee;
›      Whether the company uses an outside search firm to identify potential director nominees; and
›      Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›      The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›      The company already publicly discloses comprehensive workforce diversity data; and
›      The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

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Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›      Recent significant controversies, fines, or violations related to workplace health and safety; and
›      The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›      The company’s compliance with applicable regulations and guidelines;

›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›      Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›
The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

›      The nature, purpose, and scope of the company’s operations in the specific region(s);
›      The degree to which company policies and procedures are consistent with industry norms; and
›      The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›      The company's current level of disclosure of relevant policies and oversight mechanisms;
›      The company's current level of such disclosure relative to its industry peers;
›      Potential relevant local, state, or national regulatory developments; and
›      Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

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›      Operations in the specified regions are not permitted by current laws or regulations;
›      The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›      The nature of the company’s business;
›      The current level of disclosure of the company's existing related programs;
›      The timetable and methods of program implementation prescribed by the proposal;
›      The company’s ability to address the issues raised in the proposal; and
›      How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›      The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation:Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation:ote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

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›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›      Applicable market-specific laws or regulations that may be imposed on the company; and
›      Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation:Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

›      The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›      The degree to which existing relevant policies and practices are disclosed;
›      Whether or not existing relevant policies are consistent with internationally recognized standards;
›      Whether company facilities and those of its suppliers are monitored and how;
›      Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›      The scope of the request; and
›      Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

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›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›      Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation:Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›      Current disclosure of applicable risk assessment(s) and risk management procedures;
›      Compliance with U.S. sanctions and laws;
›      Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation:Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›      Controversies surrounding operations in the relevant market(s);
›      The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›      The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation:Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation:Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›      The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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›      Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation:Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

General Recommendation:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7.	MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›      Past performance as a closed-end fund;
›      Market in which the fund invests;
›      Measures taken by the board to address the discount; and
›      Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›      Past performance relative to its peers;
›      Market in which fund invests;
›      Measures taken by the board to address the issues;
›      Past shareholder activism, board activity, and votes on related proposals;
›      Strategy of the incumbents versus the dissidents;
›      Independence of directors;
›      Experience and skills of director candidates;
›      Governance profile of the company;
›      Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›      Proposed and current fee schedules;
›      Fund category/investment objective;
›      Performance benchmarks;
›      Share price performance as compared with peers;
›      Resulting fees relative to peers;
›      Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors

           ›   Stated specific financing purpose;

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›      Possible dilution for common shares;
›      Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

›      Potential competitiveness;
›      Regulatory developments;
›      Current and potential returns; and
›      Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

General Recommendation:

›      The fund's target investments;
›      The reasons given by the fund for the change; and

›      The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›      Political/economic changes in the target market;

›      Consolidation in the target market; and
›      Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

›      Potential competitiveness;
›      Current and potential returns;
›      Risk of concentration;
›      Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

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›
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

›      The company has demonstrated responsible past use of share issuances by either:
›      Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›      Strategies employed to salvage the company;
›      The fund’s past performance;
›      The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
            ›      The degree of change implied by the proposal;
›      The efficiencies that could result;
›      The state of incorporation;
›      Regulatory standards and implications. Vote against any of the following changes:
›      Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›      Removal of shareholder approval requirement for amendments to the new declaration of trust;
›
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
›      Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›      Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›      Regulations of both states;
›      Required fundamental policies of both states;

›      The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›      Fees charged to comparably sized funds with similar objectives;
›      The proposed distributor’s reputation and past performance;
›      The competitiveness of the fund in the industry;
›      The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›      Resulting fee structure;
›      Performance of both funds;
›      Continuity of management personnel;
›      Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›      Performance of the fund’s Net Asset Value (NAV);
›      The fund’s history of shareholder relations;
›      The performance of other funds under the advisor’s management.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(Weiss Funds)

OTHER INFORMATION

Item 28.  Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
(b)		Bylaws – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Balanced Risk Fund, and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(e)
Distribution Agreement between the Trust, on behalf of the Weiss Alternative Balanced Risk Fund, and Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(f)		Bonus or Profit Sharing Contracts – not applicable.
(g)		Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

	(iii)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(iv)	Shareholder Servicing Plan adopted by the Trust, on behalf of the Weiss Alternative Balanced Risk Fund – filed herewith.
	(v)	Power of Attorney (all Trustees) dated September 15, 2015 – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(vi)	Operating Expenses Limitation Agreement dated November 3, 2015 – filed herewith.
(i)		Opinion and Consent of Counsel by Goodwin Procter LLP for the Weiss Alternative Balanced Risk Fund – filed herewith.

1

(j)		Consent of Independent Registered Public Accounting Firm by Cohen Fund Audit Services – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – filed herewith.
(m)		Rule 12b-1 Plan by the Trust on behalf of the Weiss Alternative Balanced Risk Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(n)		Rule 18f-3 Plan by the Trust on behalf of the Weiss Alternative Balanced Risk Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(ii)	Code of Ethics for Weiss Multi-Strategy Advisers LLC – filed herewith.
	(iii)	Code of Ethics for the Distributor, Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Bylaws, and Paragraph 8 of the Distribution Agreement.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

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Item 31.  Business and Other Connections of Investment Adviser

The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

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Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Stone Ridge Trust II
Glenmede Fund, Inc.	Stone Ridge Trust III
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	Trust for Advised Portfolios
Harding Loevner Funds, Inc.	USA Mutuals
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

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(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer, Board Member	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Weiss Multi-Strategy Advisers LLC 320 Park Avenue, 20th Floor New York, New York 10022

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on November 20, 2015.

                                                                                                        Series Portfolios Trust

                                                                                                                                                                      By: /s/ John J. Hedrick*
                                                                                           John J. Hedrick
                                                                                 President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 20th day of November 2015.

Signature	Title

/s/ Daniel B. Willey*	Trustee
Daniel B. Willey

/s/ Debra McGinty-Poteet *	Trustee
Debra McGinty-Poteet

/s/ Koji Felton *	Trustee
Koji Felton

/s/ Dana L. Armour*	Trustee
Dana L. Armour

/s/ John J. Hedrick*	President and Principal Executive Officer
John J. Hedrick

/s/ Jacob I. Ferch*	Treasurer and Principal Financial Officer
Jacob I. Ferch

*By: /s/ John J. Hedrick	November 20, 2015
John J. Hedrick Attorney-In Fact pursuant to Power of Attorney

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INDEX TO EXHIBITS

Exhibit Number	Description

EX-99 (h)(iv)	Shareholder Servicing Plan
EX-99 (h)(vi)	Operating Expenses Limitation Agreement
EX-99 (i)	Opinion and Consent of Counsel by Goodwin Procter LLP
EX-99 (j)	Consent of Independent Registered Public Accounting Firm
EX-99 (l)	Initial Capital Agreement
EX-99 (p)(ii)	Code of Ethics for Weiss Multi-Strategy Advisers LLC

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